Exhibit 10.17

FORM OF CORPORATE FUND/MANAGED ACCOUNTS IRREVOCABLE EXCHANGE AND SUBSCRIPTION FORM

ZAIS Financial Corp.

Two Bridge Avenue, Suite 322
Red Bank, New Jersey 07701-1106

Dear Sirs:

Reference is made to the Confidential Exchange Offer Statement, dated May 25, 2011 (the “Exchange Offer Statement”) relating to, among other matters, the offer by ZAIS Financial Corp. (the “Company”) to stockholders or account holders (collectively, the “Existing Holders”) of the Corporate Funds or Managed Accounts to exchange (the “exchange offer”) all of each such Existing Holders’ shares or separate account holdings in the Corporate Funds or Managed Accounts (collectively, the “Interests”) for shares of the Company’s common stock (the “common stock”) or operating partnership units (the “OP units”) in ZAIS Financial Partners, L.P. (the “Operating Partnership”), a copy of which the undersigned has received and reviewed. Capitalized terms used but not otherwise defined in this Corporate Fund/Managed Accounts Irrevocable Exchange and Subscription Form (the “Form”) shall have the respective meanings ascribed to them in the Exchange Offer Statement.

The undersigned hereby agrees, confirms and certifies as follows:

1.                                      The undersigned is a holder of Interests in the Corporate Funds or Managed Accounts as described on the attached signature page (the “Existing Holder’s Interests”). By executing this Form the undersigned irrevocably elects to exchange a percentage of the Existing Holder’s Interest shown on the attached signature page (the “Designated Interest”) for either common stock or OP units as further reflected on the attached signature page.

2.                                      (i) The undersigned understands that if it elects hereunder to exchange such Designated Interests for shares of common stock, the Company will enter into a Contribution Agreement with such Corporate Fund or Managed Account pursuant to which such Corporate Fund or Managed Account will contribute assets to the Company based on the Designated Interests which the undersigned is seeking to exchange and the relative fair market value and adjusted tax basis of such assets and the Company will issue shares of common stock (having a net asset value as of June 30, 2011 or another date selected by the Company upon notice to the undersigned (the “Valuation Date”) equal to the net asset value of the Designated Interests as of such date) to the Corporate Fund or Managed Account in exchange for such contribution. The undersigned consents to and agrees that in such event the Corporate Fund is authorized to distribute such shares of common stock to the undersigned in redemption of its Designated Interests. The undersigned also understands that the Company will then contribute assets received from the Corporate Funds or Managed Accounts, if any, to the Operating Partnership immediately after receipt of such assets in exchange for OP units.

(ii)                                  The undersigned understands that to the extent that it elects hereunder to exchange such Designated Interests for OP units in the Operating Partnership, the Operating Partnership will enter into a contribution agreement with such Corporate Fund or Managed Account pursuant to which such Corporate Fund or Managed Account will contribute assets to the Operating Partnership based on the Designated Interests which the undersigned is seeking to exchange and the relative fair market value and adjusted tax basis of such assets. The Operating Partnership will issue OP units (having a net asset value as of the Valuation Date equal to the net asset value of the Designated Interests as of such date) to the Corporate Fund or Managed Account in exchange for such contribution. The undersigned consents to and agrees that such Corporate Fund is authorized to distribute such OP units to the undersigned in redemption of its Designated Interests.

(iii)                               Notwithstanding anything to the contrary in the applicable Corporate Fund or Managed Account materials and/or subscription documents, the undersigned understands and consents that (A) it will be obligated to pay two-thirds of ZAIS’s incentive fee (or similar incentive compensation) as described in the applicable Corporate Fund or Managed Account materials and/or subscription documents (the “Incentive Fee”) upon completion of the exchange offer with regard to the undersigned’s Designated Interest as if such Designated Interest was the only Interest held by the undersigned in the Corporate Fund or Managed Account from the initial date of investment in the Corporate Fund or Managed Account and (B) the Incentive Fee for the Designated Interest will be calculated as if such Designated Interest were redeemed for cash at a redemption price equal to the net asset value attributable to

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such Interest as of the Valuation Date. The undersigned consents to ZAIS’s calculation of net asset value for this purpose in accordance with ZAIS’s existing cross trade policy as described in the Exchange Offer Statement. The undersigned further understands that, notwithstanding anything to the contrary in the applicable Corporate Fund or Managed Account materials and/or subscription documents, for the purpose of calculating the Incentive Fee for the Designated Interest, a percentage (equal to the Designated Interest percentage shown on the attached signature page) of any prior distributions made by any Corporate Fund or Managed Account in respect of the undersigned’s Interest, will be deemed to have been paid in respect of the Designated Interest.

(iv)                              Notwithstanding anything to the contrary in the applicable Corporate Fund or Managed Account materials and/or subscription documents, the undersigned understands that with respect to any Interest remaining in a Corporate Fund or Managed Account (the “Retained Interest”), any Incentive Fees due with respect to such Retained Interest will be calculated over the life of such Corporate Fund or Managed Account on a standalone basis for such Retained Interest as if such Retained Interest had been a separate investment held by the undersigned in the Corporate Fund or Managed Account from the initial date of investment in the Corporate Fund or Managed Account.

(v)                                 The undersigned further understands that, notwithstanding anything to the contrary in the applicable Corporate Fund or Managed Account materials and/or subscription documents, for the purpose of calculating the Incentive Fee for the Retained Interest, a percentage (equal to one (1) minus the Designated Interest percentage shown on the attached signature page) of any prior distributions made by any Corporate Fund or Managed Account in respect of the undersigned’s Interest, will be deemed to have been paid in respect of the Retained Interest.

(vi)                             The undersigned hereby consents to all of the above transactions and all such transactions that may be required to implement the exchange offer, including any amendments to existing Fund materials and/or subscription documents that ZAIS determines are reasonably necessary to effectuate above transactions and the exchange offer.

3.                                      The undersigned, to enable the Company to make offers and sales of the Shares and OP units pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”), hereby certifies that:

The undersigned is a qualified institutional buyer under Rule 144A (“QIB”) in that the undersigned satisfies the requirement of one or more of sub-paragraphs (i) through (vi) hereof (check applicable box(es)):

☐                                    (i)                                The undersigned is an entity referred to in sub-paragraphs (A) through (G) hereof and in the aggregate owned and invested on a discretionary basis, for its own account and the accounts of other QIBs, at least $100 million in securities of issuers that are not affiliated with the Company (“Unaffiliated Securities”), calculated as provided in Rule 144A as of the date specified on the signature page hereto.

☐          (A)                                   Corporation, etc. A corporation (other than a bank, savings and loan or similar institution referred to in (ii) below), partnership, Massachusetts or similar business trust, limited liability company, an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 (the “Code”), a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 or a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (the “Advisers Act”).

☐          (B)                                   Insurance Company. An insurance company as defined in Section 2(13) of the Securities Act.

☐          (C)                                   ERISA Plan. An employee benefits plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”).

☐          (D)                                   State or Local Plan. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.

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❑          (E)                                    Investment Company. An investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or any business development company as defined in Section 2(a)(48) of the Investment Company Act.

❑          (F)                                     Investment Adviser. An investment adviser registered under the Advisers Act.

❑          (G)                                   Trust Fund. A trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in paragraphs (i)(C) and (i)(D) above, except trust funds that include as participants individual retirement accounts or H.R. 10 plans.

☐                                    (ii)                             Bank or Savings and Loan. The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act; a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act; or a foreign bank or savings and loan association or equivalent institution, acting for its own account and the accounts of other QIBs, that in the aggregate owned and invested on a discretionary basis at least $100 million of Unaffiliated Securities, calculated as provided in Rule 144A, as of the date specified on the signature page hereto, and that had an audited net worth of at least $25 million as of the end of its most recent fiscal year. (This paragraph does not include bank commingled funds.)

☐                                    (iii)                          One of a Family of Investment Companies. The undersigned is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other QIBs, that is part of a “family of investment companies,” as defined in Rule 144A, that owned in the aggregate at least $100 million of Unaffiliated Securities, calculated as provided in Rule 144A, as of the date specified on the signature page hereto.

☐                                    (iv)                         Dealer. The undersigned is a dealer registered under Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”), acting for its own account and the accounts of other QIBs, that in the aggregate owned and invested on a discretionary basis at least $10 million of Unaffiliated Securities, calculated as provided in Rule 144A, as of the date specified on the signature page hereto.

☐                                    (v)                            Dealer. (Riskless Principal Transaction). The undersigned is a dealer registered under Section 15 of the Exchange Act acting in a riskless principal transaction (as defined in Rule 144A) on behalf of a QIB.

☐                                    (vi)                         Entity Owned by Qualified Buyers. The undersigned is an entity, all of the equity owners of which are QIBs (each satisfying one or more of (i) through (v) above or this clause (vi), including, as applicable, the $100 million test), acting for its own account or for the accounts of other QIBs.

For purposes of paragraphs (i) through (vi) of paragraph 3 above, the amount of Unaffiliated Securities owned and invested, and related information, is as follows:

Amount of Unaffiliated Securities:

(State specific amount owned/invested—may be approximate, but not range or minimum)

Most Recent Fiscal Year End:

Date Owned/Invested:

(Complete only if this date is after most recent fiscal year end)

In calculating the aggregate amount of securities owned or invested on a discretionary basis by an entity, as provided in Rule 144A: (a) repurchase agreements, securities owned but subject to repurchase agreements, currency, interest rate and commodity swaps, bank deposit notes and certificates of deposit, loan participation, securities of affiliates and dealers’ unsold allotments are excluded; and (b) securities are valued at cost, except they may be valued at market if they are reported in financial statements at market and no current cost information is published.

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Each entity, including a parent or subsidiary, must separately meet the requirements to be a QIB under Rule 144A. Shares or OP units owned by any subsidiary are included as owned or invested by its parent entity for purposes of Rule 144A only if (1) the subsidiary is consolidated in the parent entity’s financial statements prepared in accordance with generally accepted accounting principles and (2) the subsidiary’s investments are managed under the parent entity’s direction (except that a subsidiary’s securities are not included if the parent entity is itself a majority-owned consolidated subsidiary of another enterprise and is not a reporting company under the Exchange Act).

4.                                      The undersigned (check all boxes that are applicable):

☐                                    is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act (an “Accredited Investor”) in that the undersigned satisfies the requirements of one or more of sub-paragraphs (A) through (C) below (check applicable box(es)):

☐          (A)                                   is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 (the “Code”), a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring Shares or OP units, with total assets in excess of $5,000,000,

☐          (B)                                   is a trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of purchasing Shares or OP units and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company, or

☐          (C)                                   is an entity in which all of the equity owners are entities described in (A) or (B) above or this sub-paragraph (C).

5.                                 The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the common stock or OP units, and each of the undersigned is able to bear the economic risk of such investment and can afford the complete loss of such investment. The undersigned is aware that there are substantial risks incident to the exchange offer, including those summarized under “Risk Factors” in the Exchange Offer Statement.

6.                                 The undersigned represents and warrants that (a) the undersigned is participating in the exchange offer on its own account (and not for the account of others) for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933 (the “Securities Act”), (b) the undersigned was not formed for the specific purpose of participating in the exchange offer, (c) the undersigned understands that there is no established market for the common stock or OP units, that a public market for the common stock may not develop, that a public market for the OP units will not develop and that no U.S. federal or state agency has passed upon the common stock or OP units or the Exchange Offer Statement, or made any findings or determination as to the fairness of an investment in the common stock or OP units, and (d) the undersigned is aware of the restrictions relating to ownership and transfer contained in the Company’s charter, the Operating Partnership’s partnership agreement and the registration rights agreement relating to the common stock and OP units. The undersigned acknowledges and agrees that the Company did not make any representations, declarations or warranties to the undersigned regarding the common stock or OP units, the Company or the Company’s offering of the common stock or OP units.

7.                                 The undersigned (check applicable box):

☐                                    is:

☐                                    is not and, for so long as it owns the common stock or OP units, will not be:

acting on behalf of or using the plan assets of (i) an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)), whether or not it is subject to Title I of ERISA (for example, a pension plan, profit sharing plan, 401(k) plan or other plan subject to ERISA, or any “employee benefit plan” that is exempt from ERISA because, e.g., it is maintained by a governmental employer or is a church or a

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foreign plan), (ii) a plan described in Section 4975 of the Internal Revenue Code of 1986 (the “Code”) (for example a qualified plan, a qualified annuity plan, an individual retirement account or arrangement, an Archer MSA, a health savings account or a Coverdell Education Savings Account), (iii) an entity whose underlying assets include “plan assets” of a plan described in clause (i) or (ii) by reason of such plan’s investment in such entity (including an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL Regulation Section 2510.3-101 (29 C.F.R. Sections 2510.3-101) (for example a fund, and the assets of that fund, are deemed to be “plan assets” under DOL Regulation Section 2510.3-101, 29 C.F.R. Section 2510.3-101, by application of the “look through” rule under the regulation) (each, a “Covered Plan”).

If the undersigned checked the first box above, the undersigned represents, warrants and agrees that its acquisition and holding of the common stock or OP units (i) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable other U.S. federal, state, local, non-U.S. or other laws or regulations that contain one or more provisions that are similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, and (ii) is prudent and complies with the fiduciary standards under Title I of ERISA for investments by the undersigned.

8.                                      The undersigned (check applicable box):

☐                                    is:

☐                                    is not and, for so long as it owns the common stock or OP units, will not be:

a person (other than a Covered Plan) who has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice for a fee (direct or indirect) with respect to such assets or an affiliate of such person (within the meaning of DOL Regulation Section 2510.3-101, 29 C.F.R. Section 2510.3-101, a “Controlling Person”).

9.                                      The undersigned represents, warrants and agrees that it will not transfer or assign its interest in the common stock or OP units to any transferee (including any change in the source of funds that is a result of a transfer to an affiliate or a different account) unless such transferee represents, warrants and agrees that (i) the transferee is not (and will not be), and is not acting on behalf of a person who is (or will be), a Covered Plan or a Controlling Person and (ii) such transferee will make the representations and agreement set forth above as the transferor (including, without limitation, clauses (i) and (ii)).

10.                               For holders of Managed Accounts electing to receive common stock only: the undersigned represents 100% of the Designated Interests are being exchanged on behalf of persons that are not C corporations, as defined in United States Treasury Regulation section 1.337(d)-7(a)(2)(i), and that are not entities treated as partnerships or disregarded entities for U.S. federal income tax purposes that are owned, directly or indirectly, in whole or in part, by one or more C corporations. Holders of Managed Accounts that are unable to represent to the preceding sentence and that desire to receive common stock in the Exchange Offer should contact the Company regarding additional representations that are required.

11.                               The undersigned has received a copy of the Confidential Exchange Offer Statement, dated May 25, 2011 (the “Exchange Offer Statement”), and the undersigned understands and agrees that the Exchange Offer Statement speaks only as of its date and that the information contained in the Exchange Offer Statement may not be correct or complete as of any time subsequent to that date.

12.                               The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands that the Shares or OP units were sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and the Shares or OP units have not been registered under the Securities Act or the securities laws of any jurisdiction and, unless so registered, may not be sold except as permitted in the following sentence. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, agrees that, if in the future the undersigned or any Account decides to offer, resell, pledge or otherwise transfer such Shares or OP units prior to the time such Shares or OP units would no longer be deemed to be restricted securities for purposes of the Securities Act (the “Resale Restriction Termination Date”), such common stock or OP units may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as the Shares or OP units are eligible for resale pursuant to Rule 144A, in a transaction complying with the requirements of Rule 144A

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to a person or entity who the undersigned or such Account reasonably believes is a QIB that purchases for its own account or for the account of a QIB and to whom notice is given that the offer, resale, pledge or transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons(l) that occur outside the United States in accordance with and within the meaning of Regulation S under the Securities Act or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of the undersigned’s property or the property of any such Account be at all times within the undersigned’s or such Account’s control and subject to compliance with any applicable securities laws of any jurisdiction. Subject to compliance with all applicable laws, the foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges and agrees that in order for any resale or other transfer of the Shares or OP units proposed to be made pursuant to clauses (c), (d) or (e) above to be valid, the transferor must deliver to the Company and to the transfer agent of the Shares or OP units, as applicable, a completed and duly executed letter from the transferee substantially in the form of Annex I to the Exchange Offer Statement. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands that the transfer agent for the Shares or OP units, as applicable, will not be required to accept for registration of transfer any Shares or OP units, as applicable, acquired by the undersigned or any Account, except upon presentation of evidence satisfactory to the Company and the transfer agent that an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, further understands that any certificates, if any, representing Shares or OP units acquired by the undersigned or any Account will bear a legend reflecting the substance of this paragraph. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges that the Company reserves the right to restrict any offer, sale or other transfer of the Shares or OP units (i) pursuant to clauses (c), (d) or (e) above prior to the Resale Restriction Termination Date or (ii) prior to the end of the one-year restricted period within the meaning of Rule 903(b)(3) of Regulation S under the Securities Act, and to require the completion, execution and delivery of certifications and other information satisfactory to the Company and the transfer agent, if applicable, and an opinion of counsel approved by the Company and the transfer agent, if applicable, to ensure compliance with the Securities Act and the rules and regulations thereunder. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, agrees to notify any transferee of the Shares or OP units of the restrictions on resale set forth herein and in the section of the Exchange Offer Statement entitled “Notice to Investors—Transfer Restrictions.”

13.                               The undersigned hereby makes the representations, warranties, covenants and agreements deemed to have been made by each investor under the sections of the Exchange Offer Statement relating to the Shares entitled “Notice to Investors,” “Description of Capital Stock,” “The Operating Partnership Agreement” and “Registration Rights,” and agrees to be bound by the restrictions set forth in each such section.

14.                               The undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the common stock or OP units. The undersigned acknowledges that the undersigned and its professional advisor(s), if any, have the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of the offering of the common stock or OP units to the extent that the Company possesses the same or could acquire it without unreasonable effort or expense, as the undersigned and any professional advisor(s), if any, deem necessary to verify the accuracy of (1) the information referred to in the Exchange Offer Statement pursuant to which the common stock or OP units are being offered and (2) of any other information that the undersigned and any professional advisor(s), if any, deem relevant to making an investment decision with respect to the common stock or OP units. The undersigned represents and agrees that prior to the undersigned’s agreement to purchase the common stock or OP units the undersigned and its professional advisor(s), if any, have asked such questions, received such answers and obtained such information as the undersigned and any professional advisor(s), if any, deem necessary to verify the accuracy (1) of the information referred to in the Exchange Offer Statement and (2) of any other information that the undersigned and any professional advisor(s), if any, deem relevant to making an investment decision with respect to the common stock or OP units.

15.                               In making the decision to exchange the Designated Interests, the undersigned has relied solely upon the Exchange Offer Statement and independent investigation made by the undersigned. The undersigned

(1)         In order to qualify as a non-U.S. person under Regulation S, the proposed transferee must (a) have his, her or its principal address outside the United States, (b) be located outside the United States at the time any offer to buy the Shares was made to the proposed transferee and at the time that the buy order was originated by the proposed transferee, and (c) not be a “U.S. person” (as defined in Rule 902(k) under the Securities Act).

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became aware of the exchange offer and the common stock or OP units were offered to the undersigned solely by means of the Exchange Offer Statement and by direct contact between the undersigned and the Company. The undersigned did not become aware of exchange offer, nor were the common stock or OP units offered to the undersigned by any other means, including, in each case, by any form of general solicitation or general advertising. The undersigned understands and agrees that the common stock or OP units offered pursuant to the Exchange Offer Statement are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

16.                               The undersigned is aware that there are substantial risks incident to the exchange offer, including those summarized under “Risk Factors” in the Exchange Offer Statement.

17.                               Alone, or together with any professional advisor(s), the undersigned has adequately analyzed the risks of the exchange offer and determined that the common stock or OP units are a suitable investment for the undersigned. The undersigned has such knowledge in financial and business matters as to be capable of evaluating the merits and risks of an investment in the common stock or OP units, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision, and the undersigned and any account for which the undersigned is acting is able to bear the economic risk of such investment and can afford a complete loss of such investment.

18.                               The execution, delivery and performance by the undersigned of this Form is within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Form is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same, or, if the undersigned is not an individual, the signatory has been duly authorized to execute the same, and this Form constitutes a legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.

19.                               The undersigned (if a natural person), is at least 21 years of age and the undersigned and has adequate means of providing for all his or her current and foreseeable needs and personal contingencies and has no need for liquidity in this investment, and if the undersigned is an unincorporated association, all of its members who are “U.S. persons” within the meaning of Regulation S under the Securities Act are at least 21 years of age.

20.                               The undersigned (check applicable box):

☐                                    is:

☐                                    is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

21.                               The undersigned represents and warrants that no person or entity controlling, controlled by or under common control with the undersigned, nor any person or entity having a beneficial interest in the undersigned, nor any other person or entity on whose behalf the undersigned is acting: (i) is a person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC); (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules or orders (categories (i) through (v) collectively, a “Prohibited Investor”). The undersigned agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. The undersigned consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about

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the undersigned as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. If the undersigned is a financial institution that is subject to the PATRIOT Act, Public Law No. 107-56 (Oct. 26, 2001) (the “Patriot Act”), the undersigned represents that the undersigned has met all of the undersigned’s obligations under the Patriot Act. The undersigned acknowledges that if, following the investment in the Company by the undersigned, the Company reasonably believes that the undersigned is a Prohibited Investor or is otherwise engaged in suspicious activity or refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the undersigned to transfer the common stock or OP units. The undersigned further acknowledges that the undersigned will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

22.                               Effective as of the date that this Form is executed, the undersigned hereby irrevocably (i) appoints ZAIS Group, LLC (for purposes of this Section 20, the “Agent”) as the undersigned’s attorney-in-fact and proxy of the undersigned, with full power of substitution, to execute the registration rights agreement, the partnership agreement of ZAIS Financial Partners, L.P. and all or any other instruments of transfer and/or other documents in the Agent’s discretion in relation to the Shares, OP units, Designated Interests, and the exchange offer and to do all such other acts and things as may in the opinion of the Agent be necessary or expedient for the purpose of, or in connection with, the undersigned’s participation in the exchange offer. The foregoing proxy and power may be exercised by the Agent or its designees acting alone.

23.                               The undersigned agrees to indemnify and hold harmless the Company, its respective directors, executive officers and each other person, if any, who controls or is controlled by the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false, misleading or incomplete representation, declaration or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned in this Form or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction or (b) any action for securities law violations by the undersigned.

24.                               Neither this Form nor any rights that may accrue to the undersigned hereunder may be transferred or assigned.

25.                               The undersigned is aware and agrees that the Company did not make any representations, declarations or warranties to the undersigned regarding the Company the exchange offer.

26.                               The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges and agrees that the Company may, in its sole discretion, require the undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, to redeem all or any of the Shares or OP units on not less than ten days’ prior notice.

27.                               If the undersigned is a “U.S. person” for U.S. federal income tax purposes, the undersigned has completed, signed, dated and returned to the Company an Internal Revenue Service (IRS) Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. If the undersigned is not a “U.S. person” for U.S. federal income tax purposes, the undersigned has completed, signed, dated and returned to the Company an (i) IRS Form W-8BEN “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” (ii) IRS Form W-8ECI “Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States,” (iii) IRS Form W-8EXP “Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding” or (iv) IRS Form W-8IMY “Certificate of Foreign Intermediary, Foreign Partnership, or Certain U.S. Branches for United States Tax Withholding,” as applicable, in accordance with the instructions accompanying the appropriate IRS Form.

28.                               If the undersigned will receive OP units in the Exchange Offer, either (i) the undersigned is not a partnership, grantor trust or S corporation for U.S. federal income tax purposes (a “flow-through entity”); or (ii) the undersigned is such a “flow-through entity” and either: (A) more than 50% of the value of the undersigned is, and at all times will be, attributable to property other than the OP units; or (B) the undersigned was not formed for the

8

principal purpose or as one of its principal purposes to permit the Operating Partnership to satisfy the 100 partner limitation of U.S. Treasury Regulation Section 1.7704-1(h)(1)(ii).

29.                          The undersigned agrees to provide, and periodically update, at any time requested by the Company or the Operating Partnership, any information the Company or the Operating Partnership deem necessary to comply with any requirement imposed by Internal Revenue Code Sections 1471 — 1474 and the Treasury Regulations and other guidance issued thereunder, and take any other actions required by such provisions, in order to reduce or eliminate withholding taxes. The undersigned Subscriber agrees to promptly notify the Company and the Operating Partnership, as applicable, of any changes in the information described above. The undersigned acknowledges that if it fails to comply with the above requirements on a timely basis, it may be subject to a 30% U.S. federal withholding tax on (1) U.S. source dividends, interest and certain other income and (2) gross proceeds from the sale or other disposition of U.S. stocks, debt instruments and certain other assets.

30.                          The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to participate in the exchange offer, and may request from time to time such information as the Company may deem necessary to determine the eligibility of the undersigned to hold the common stock or OP units or to enable the Company to determine the Company’s compliance with applicable regulatory requirements or tax status, and the undersigned shall provide such information as may reasonably be requested.

31.                          The undersigned acknowledges that the Company and others will rely on the certifications, acknowledgments, understandings, agreements, representations and warranties contained in this Form. The undersigned agrees to promptly notify the Company of any change in the certifications, acknowledgments, understandings, agreements, representations and warranties set forth herein. The undersigned agrees that each purchase by the undersigned of securities of the Company from or through the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase.

32.                          The Company is entitled to rely upon this Form and is irrevocably authorized to produce this Form or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

33.                          If any provision of this Form is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof, and to this extent the provisions hereof, shall be severable.

34.                          This Form shall be binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned.

THIS FORM SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

PLEASE CONFIRM THAT YOU HAVE COMPLETED RESPONSES TO QUESTIONS 3, 4, 7, 8 AND 20.

☐                                   YES                        ☐                                   NO

9

IRREVOCABLE EXCHANGE AND SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE
(This signature page must be signed in duplicate by the Existing Holder)

The undersigned Existing Holder, desiring to participate in the exchange offer hereby agrees to all of the terms and provisions of this Form and agrees that such Existing Holder is bound by all such terms and provisions.

Please sign your name below exactly in the same manner as the name(s) in which ownership of the Existing Holder’s Interest is registered. When the Existing Holder’s Interest is held by two or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The Existing Holder has executed this Form as of this                 day of       , 2011.

EXISTING HOLDER:

Signature

Name (Please Print)

Address:*

Street Address (Please Print)

City, State, Zip Code (Please Print)

Country (Please Print)

Original contributed capital $                           . (Please insert the original contributed capital)

Existing Holder’s Interests currently held in the Corporate Funds or Managed Accounts $                           . (Please insert the existing Interests held in the Corporate Funds or Managed Accounts)

Distributions received $                           since the initial date of investment in the Corporate Fund or Managed Account. (Please insert the distributions received to date)

Designated Interests                     %. (Please insert the percentage of your existing Interests that you wish to exchange)

I would like to receive (check applicable box):

☐                               common stock

☐                               OP units

in exchange for my Designated Interests.

*                 With respect to an Existing Holder who is a natural person, please provide the address of your residence. With respect to an Existing Holder which is an entity, please provide the address of your place of business (or, if there is more than one place of business, the chief executive office). With respect to each natural person who is the trustee of an Existing Holder that is a trust, please provide the address of your residence and place of business (or, if there is more than one place of business, the chief executive office). With respect to the Existing Holder that is a trust with an Entity trustee, please provide the information requested of an Entity.

10

SECOND COPY

IRREVOCABLE EXCHANGE AND SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE
(This signature page must be signed in duplicate by the Existing Holder)

The undersigned Existing Holder, desiring to participate in the exchange offer hereby agrees to all of the terms and provisions of this Form and agrees that such Existing Holder is bound by all such terms and provisions.

Please sign your name below exactly in the same manner as the name(s) in which ownership of the Existing Holder’s Interest is registered. When the Existing Holder’s Interest is held by two or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The Existing Holder has executed this Form as of this        day of                        , 2011.

EXISTING HOLDER:

Signature

Name (Please Print)

Address:*

Street Address (Please Print)

City, State, Zip Code (Please Print)

Country (Please Print)

Original contributed capital $                           . (Please insert the original contributed capital)

Existing Holder’s Interests currently held in the Corporate Funds or Managed Accounts $                           . (Please insert the existing Interests held in the Corporate Funds or Managed Accounts)

Distributions received $                           since the initial date of investment in the Corporate Fund or Managed Account. (Please insert the distributions received to date)

Designated Interests             %. (Please insert the percentage of your existing Interests that you wish to exchange)

I would like to receive (check applicable box):

☐                               common stock

☐                               OP units

in exchange for my Designated Interests.

*                 With respect to an Existing Holder who is a natural person, please provide the address of your residence. With respect to an Existing Holder which is an entity, please provide the address of your place of business (or, if there is more than one place of business, the chief executive office). With respect to each natural person who is the trustee of an Existing Holder that is a trust, please provide the address of your residence and place of business (or, if there is more than one place of business, the chief executive office). With respect to the Existing Holder that is a trust with an Entity trustee, please provide the information requested of an Entity.

11

Agreed and Accepted as of this        day of                  , 2011.

ZAIS Financial Corp.,

a Maryland corporation

By:
Name:
Title:

12

FORM OF PARTNERSHIP FUND IRREVOCABLE EXCHANGE AND SUBSCRIPTION FORM

ZAIS Financial Corp.

Two Bridge Avenue, Suite 322

Red Bank, New Jersey 07701-1106

Dear Sirs:

Reference is made to the Confidential Exchange Offer Statement, dated May 25, 2011 (the “Exchange Offer Statement”) relating to, among other matters, the offer by ZAIS Financial Corp. (the “Company”) to stockholders or account holders (collectively, the “Existing Holders”) of the “Partnership Funds” to exchange (the “exchange offer”) all of each such Existing Holders’ limited partnership interests in the Partnership Funds (collectively, the “Interests”) for shares of the Company’s common stock (the “common stock”) or operating partnership units (the “OP units”) in ZAIS Financial Partners, L.P. (the “Operating Partnership”), a copy of which the undersigned has received and reviewed. Capitalized terms used but not otherwise defined in this Corporate Fund/Managed Accounts Irrevocable Exchange and Subscription Form (the “Form”) shall have the respective meanings ascribed to them in the Exchange Offer Statement.

The undersigned hereby agrees, confirms and certifies as follows:

1.             The undersigned is a holder of Interests in the Partnership Funds as set forth on the attached signature page (the “Existing Holder’s Interests”). By executing this Form the Existing Holder irrevocably elects to exchange a percentage of the Existing Holder’s Interest shown on the attached signature page (the “Designated Interest”) for either common stock or OP units as further reflected on such signature page.

2.             (i) The undersigned understands that the Partnership Funds will contribute assets only to the Operating Partnership and if the undersigned elects hereunder to exchange such Designated Interests for OP units in the Operating Partnership or shares of common stock, the Operating Partnership will enter into a Contribution Agreement with such Partnership Fund pursuant to which such Partnership Fund will contribute assets to the Operating Partnership based on the Designated Interests which the undersigned is seeking to exchange and the relative fair market value and adjusted tax basis of such assets and the Operating Partnership will issue OP units (having a net asset value as of June 30, 2011 or another date selected by the Company upon notice to the undersigned (the “Valuation Date”) equal to the net asset value of the Designated Interests as of such date) to the Partnership Fund in exchange for such contribution. The undersigned consents to and agrees that in such event the Partnership Fund is authorized to distribute such OP units to the undersigned in redemption of its Designated Interests. If the undersigned has elected to receive shares of common stock, the undersigned will, by virtue of making such election, have consented to the contribution of such OP units to the Company in exchange for shares of common stock following the receipt of OP units from the Operating Partnership as part of the exchange offer.

(ii)           Notwithstanding anything to the contrary in the applicable Partnership Fund materials and/or subscription documents, the undersigned understands and consents that (A) it will be obligated to pay two-thirds of ZAIS’s incentive fee (or similar incentive compensation) as described in the applicable Partnership Fund materials and/or subscription documents (the “Incentive Fee”) upon completion of the exchange offer with regard to the undersigned’s Designated Interest as if such Designated Interest was the only Interest held by the undersigned in the Partnership Fund from the initial date of investment in the Partnership Fund and (B) the Incentive Fee for the Designated Interest will be calculated as if such Designated Interest were redeemed for cash at a redemption price equal to the net asset value attributable to such Interest as of the Valuation Date. The undersigned consents to ZAIS’s calculation of net asset value for this purpose in accordance with ZAIS’s existing cross trade policy as described in the Exchange Offer Statement. The undersigned further understands that, notwithstanding anything to the contrary in the applicable Partnership Fund materials and/or subscription documents, for the purpose of calculating the Incentive Fee for the Designated Interest, a percentage (equal to the Designated Interest percentage shown on the attached signature page) of any prior distributions made by any Partnership Fund in respect of the undersigned’s Interest, will be deemed to have been paid in respect of the Designated Interest.

(iii)          Notwithstanding anything to the contrary in the applicable Partnership Fund materials and/or subscription documents, the undersigned understands that with respect to any Interest remaining in a Partnership Fund (the “Retained Interest”), any Incentive Fees due with respect to such Retained Interest will be calculated over the life of such Partnership Fund on a standalone basis for such Retained Interest as if such Retained Interest had been a separate investment held by the undersigned in the Partnership Fund from the initial date of investment in the Partnership Fund.

(iv)          The undersigned further understands that, notwithstanding anything to the contrary in the applicable Partnership Fund materials and/or subscription documents, for the purpose of calculating the Incentive Fee for the Retained Interest, a percentage (equal to one (1) minus the Designated Interest percentage shown on the attached signature page) of any prior distributions made by any Partnership Fund in respect of the undersigned’s Interest, will be deemed to have been paid in respect of the Retained Interest.

(v)           The undersigned hereby consents to all of the above transactions and all such transactions that may be required to implement the exchange offer, including any amendments to existing Fund materials and/or subscription documents that ZAIS determines are reasonably necessary to effectuate above transactions and the exchange offer.

3.             The undersigned, to enable the Company to make offers and sales of the Shares and OP units pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”), hereby certifies that:

The undersigned is a qualified institutional buyer under Rule 144A (“QIB”) in that the undersigned satisfies the requirement of one or more of sub-paragraphs (i) through (vi) hereof (check applicable box(es)):

☐                                    (i)           The undersigned is an entity referred to in sub-paragraphs (A) through (G) hereof and in the aggregate owned and invested on a discretionary basis, for its own account and the accounts of other QIBs, at least $100 million in securities of issuers that are not affiliated with the Company (“Unaffiliated Securities”), calculated as provided in Rule 144A as of the date specified on the signature page hereto.

☐        (A)                                    Corporation, etc. A corporation (other than a bank, savings and loan or similar institution referred to in (ii) below), partnership, Massachusetts or similar business trust, limited liability company, an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 (the “Code”), a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 or a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (the “Advisers Act”).

☐        (B)                                    Insurance Company. An insurance company as defined in Section 2(13) of the Securities Act.

☐        (C)                                    ERISA Plan. An employee benefits plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974 (“ERISA”).

☐        (D)                                    State or Local Plan. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.

☐        (E)                                     Investment Company. An investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or any business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐        (F)                                      Investment Adviser. An investment adviser registered under the Advisers Act.

☐        (G)                                    Trust Fund. A trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in paragraphs (i)(C) and (i)(D) above, except trust funds that include as participants individual retirement accounts or H.R. 10 plans.

❑          (ii)                                 Bank or Savings and Loan. The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act; a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act; or a foreign bank or savings and loan association or equivalent institution, acting for its own account and the accounts of other QIBs, that in the aggregate owned and invested on a discretionary basis at least $100 million of Unaffiliated Securities, calculated as provided in Rule 144A, as of the date specified on the signature page hereto, and that had an audited net worth of at least $25 million as of the end of its most recent fiscal year. (This paragraph does not include bank commingled funds.)

☐          (iii)                              One of a Family of Investment Companies. The undersigned is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other QIBs, that is part of a “family of investment companies,” as defined in Rule 144A, that owned in the aggregate at least $100 million of Unaffiliated Securities, calculated as provided in Rule 144A, as of the date specified on the signature page hereto.

☐          (iv)                             Dealer. The undersigned is a dealer registered under Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”), acting for its own account and the accounts of other QIBs, that in the aggregate owned and invested on a discretionary basis at least $10 million of Unaffiliated Securities, calculated as provided in Rule 144A, as of the date specified on the signature page hereto.

☐          (v)                                Dealer. (Riskless Principal Transaction). The undersigned is a dealer registered under Section 15 of the Exchange Act acting in a riskless principal transaction (as defined in Rule 144A) on behalf of a QIB.

☐          (vi)                             Entity Owned by Qualified Buyers. The undersigned is an entity, all of the equity owners of which are QIBs (each satisfying one or more of (i) through (v) above or this clause (vi), including, as applicable, the $100 million test), acting for its own account or for the accounts of other QIBs.

For purposes of paragraphs (i) through (vi) of paragraph 3 above, the amount of Unaffiliated Securities owned and invested, and related information, is as follows:

Amount of Unaffiliated Securities:

(State specific amount owned/invested—may be approximate, but not range or minimum)

Most Recent Fiscal Year End:

Date Owned/Invested:

(Complete only if this date is after most recent fiscal year end)

In calculating the aggregate amount of securities owned or invested on a discretionary basis by an entity, as provided in Rule 144A: (a) repurchase agreements, securities owned but subject to repurchase agreements, currency, interest rate and commodity swaps, bank deposit notes and certificates of deposit, loan participation, securities of affiliates and dealers’ unsold allotments are excluded; and (b) securities are valued at cost, except they may be valued at market if they are reported in financial statements at market and no current cost information is published.

Each entity, including a parent or subsidiary, must separately meet the requirements to be a QIB under Rule 144A. Shares or OP units owned by any subsidiary are included as owned or invested by its parent entity for purposes of Rule 144A only if (1) the subsidiary is consolidated in the parent entity’s financial statements prepared in accordance with generally accepted accounting principles and (2) the subsidiary’s investments are managed under the parent entity’s direction (except that a subsidiary’s securities are not included if the parent entity is itself a majority-owned consolidated subsidiary of another enterprise and is not a reporting company under the Exchange Act).

☐            (ii)           The undersigned is not a QIB under Rule 144A.

4.             The undersigned (check all boxes that are applicable):

☐            is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act (an “Accredited Investor”) in that the undersigned satisfies the requirements of one or more of sub-paragraphs (A) through (E) below (check applicable box(es)):

☐        (A)                 is a natural person and has a net worth, either alone or with the undersigned’s spouse, of more than $1,000,000,

☐        (B)                 is a natural person and had income in excess of $200,000 during each of the previous two years and reasonably expects to have income in excess of $200,000 during the current year, or joint income with the undersigned spouse in excess of $300,000 during each of the previous two years and reasonably expect to have joint income in excess of $300,000 during the current year,

☐        (C)                 is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 (the “Code”), a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring Shares or OP units, with total assets in excess of $5,000,000,

☐        (D)                 is a trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of purchasing Shares or OP units and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company, or

☐        (E)                  is an entity in which all of the equity owners are entities described in (A) through (D) above or this sub-paragraph (E).

5.             The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the common stock or OP units, and each of the undersigned is able to bear the economic risk of such investment and can afford the complete loss of such investment. The undersigned is aware that there are substantial risks incident to the exchange offer, including those summarized under “Risk Factors” in the Exchange Offer Statement.

6.             The undersigned represents and warrants that (a) the undersigned is participating in the exchange offer on its own account (and not for the account of others) for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933 (the “Securities Act”), (b) the undersigned was not formed for the specific purpose of participating in the exchange offer, (c) the undersigned understands that there is no established market for the common stock or OP units, that a public market for the common stock may not develop, that a public market for the OP units will not develop and that no U.S. federal or state agency has passed upon the common stock or OP units or the Exchange Offer Statement, or made any findings or determination as to the fairness of an investment in the common stock or OP units, and (d) the undersigned is aware of the restrictions relating to ownership and transfer contained in the Company’s charter, the Operating Partnership’s partnership agreement and the registration rights agreement relating to the common stock and OP units. The undersigned acknowledges and agrees that the Company did not make any representations, declarations or warranties to the undersigned regarding the common stock or OP units, the Company or the Company’s offering of the common stock or OP units.

7.             The undersigned (check applicable box):

☐            is:

☐            is not and, for so long as it owns the common stock or OP units, will not be:

acting on behalf of or using the plan assets of (i) an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)), whether or not it is subject to Title I of ERISA (for example, a pension plan, profit sharing plan, 401(k) plan or other plan subject to ERISA, or any “employee benefit plan” that is exempt from ERISA because, e.g., it is maintained by a governmental employer or is a church or a foreign plan), (ii) a plan described in Section 4975 of the Internal Revenue Code of 1986 (the “Code”) (for example a qualified plan, a qualified annuity plan, an individual retirement account or arrangement, an Archer MSA, a health savings account or a Coverdell Education Savings Account), (iii) an entity whose underlying assets include “plan assets” of a plan described in clause (i) or (ii) by reason of such plan’s investment in such entity (including an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL Regulation Section 2510.3-101 (29 C.F.R. Sections 2510.3-101) (for example a fund, and the assets of that fund, are deemed to be “plan assets” under DOL Regulation Section 2510.3-101, 29 C.F.R. Section 2510.3-101, by application of the “look through” rule under the regulation) (each, a “Covered Plan”).

If the undersigned checked the first box above, the undersigned represents, warrants and agrees that its acquisition and holding of the common stock or OP units (i) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable other U.S. federal, state, local, non-U.S. or other laws or regulations that contain one or more provisions that are similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, and (ii) is prudent and complies with the fiduciary standards under Title I of ERISA for investments by the undersigned.

8.             The undersigned (check applicable box):

☐            is:

☐            is not and, for so long as it owns the common stock or OP units, will not be:

a person (other than a Covered Plan) who has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice for a fee (direct or indirect) with respect to such assets or an affiliate of such person (within the meaning of DOL Regulation Section 2510.3-101, 29 C.F.R. Section 2510.3-101, a “Controlling Person”).

9.             The undersigned represents, warrants and agrees that it will not transfer or assign its interest in the common stock or OP units to any transferee (including any change in the source of funds that is a result of a transfer to an affiliate or a different account) unless such transferee represents, warrants and agrees that (i) the transferee is not (and will not be), and is not acting on behalf of a person who is (or will be), a Covered Plan or a Controlling Person and (ii) such transferee will make the representations and agreement set forth above as the transferor (including, without limitation, clauses (i) and (ii)).

10.          For holders electing to receive common stock only: the undersigned represents 100% of the Designated Interests are being exchanged on behalf of persons that are not C corporations, as defined in United States Treasury Regulation section 1.337(d)-7(a)(2)(i), and that are not entities treated as partnerships or disregarded entities for U.S. federal income tax purposes that are owned, directly or indirectly, in whole or in part, by one or more C corporations. Holders that are unable to represent to the preceding sentence and that desire to receive common stock in the exchange offer should contact the Company regarding additional information that may be required.

11.          The undersigned has received a copy of the Confidential Exchange Offer Statement, dated May 25, 2011 (the “Exchange Offer Statement”), and the undersigned understands and agrees that the Exchange Offer Statement speaks only as of its date and that the information contained in the Exchange Offer Statement may not be correct or complete as of any time subsequent to that date.

12.          The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands that the Shares or OP units were sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and the Shares or OP units have not been registered under the Securities Act or the securities laws of any jurisdiction and, unless so registered, may not be sold except as permitted in the following sentence. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, agrees that, if in the future the undersigned or any Account decides to offer, resell, pledge or otherwise transfer such Shares or OP units prior to the time such Shares or OP units would no longer be deemed to be restricted securities for purposes of the Securities Act (the “Resale Restriction Termination Date”), such common stock or OP units may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as the Shares or OP units are eligible for resale pursuant to Rule 144A, in a transaction complying with the requirements of Rule 144A to a person or entity who the undersigned or such Account reasonably believes is a QIB that purchases for its own account or for the account of a QIB and to whom notice is given that the offer, resale, pledge or transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons(1) that occur outside the United States in accordance with and within the meaning of Regulation S under the Securities Act or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing

(1)         In order to qualify as a non-U.S. person under Regulation S, the proposed transferee must (a) have his, her or its principal address outside the United States, (b) be located outside the United States at the time any offer to buy the Shares was made to the proposed transferee and at the time that the buy order was originated by the proposed transferee, and (c) not be a “U.S. person” (as defined in Rule 902(k) under the Securities Act).

cases to any requirement of law that the disposition of the undersigned’s property or the property of any such Account be at all times within the undersigned’s or such Account’s control and subject to compliance with any applicable securities laws of any jurisdiction. Subject to compliance with all applicable laws, the foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges and agrees that in order for any resale or other transfer of the Shares or OP units proposed to be made pursuant to clauses (c), (d) or (e) above to be valid, the transferor must deliver to the Company and to the transfer agent of the Shares or OP units, as applicable, a completed and duly executed letter from the transferee substantially in the form of Annex I to the Exchange Offer Statement. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands that the transfer agent for the Shares or OP units, as applicable, will not be required to accept for registration of transfer any Shares or OP units, as applicable, acquired by the undersigned or any Account, except upon presentation of evidence satisfactory to the Company and the transfer agent that an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, further understands that any certificates, if any, representing Shares or OP units acquired by the undersigned or any Account will bear a legend reflecting the substance of this paragraph. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges that the Company reserves the right to restrict any offer, sale or other transfer of the Shares or OP units (i) pursuant to clauses (c), (d) or (e) above prior to the Resale Restriction Termination Date or (ii) prior to the end of the one-year restricted period within the meaning of Rule 903(b)(3) of Regulation S under the Securities Act, and to require the completion, execution and delivery of certifications and other information satisfactory to the Company and the transfer agent, if applicable, and an opinion of counsel approved by the Company and the transfer agent, if applicable, to ensure compliance with the Securities Act and the rules and regulations thereunder. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, agrees to notify any transferee of the Shares or OP units of the restrictions on resale set forth herein and in the section of the Exchange Offer Statement entitled “Notice to Investors—Transfer Restrictions.”

13.          The undersigned hereby makes the representations, warranties, covenants and agreements deemed to have been made by each investor under the sections of the Exchange Offer Statement relating to the Shares entitled “Notice to Investors,” “Description of Capital Stock,” “The Operating Partnership Agreement” and “Registration Rights,” and agrees to be bound by the restrictions set forth in each such section.

14.          The undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the common stock or OP units. The undersigned acknowledges that the undersigned and its professional advisor(s), if any, have the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of the offering of the common stock or OP units to the extent that the Company possesses the same or could acquire it without unreasonable effort or expense, as the undersigned and any professional advisor(s), if any, deem necessary to verify the accuracy of (1) the information referred to in the Exchange Offer Statement pursuant to which the common stock or OP units are being offered and (2) of any other information that the undersigned and any professional advisor(s), if any, deem relevant to making an investment decision with respect to the common stock or OP units. The undersigned represents and agrees that prior to the undersigned’s agreement to purchase the common stock or OP units the undersigned and its professional advisor(s), if any, have asked such questions, received such answers and obtained such information as the undersigned and any professional advisor(s), if any, deem necessary to verify the accuracy (1) of the information referred to in the Exchange Offer Statement and (2) of any other information that the undersigned and any professional advisor(s), if any, deem relevant to making an investment decision with respect to the common stock or OP units.

15.          In making the decision to exchange the Designated Interests, the undersigned has relied solely upon the Exchange Offer Statement and independent investigation made by the undersigned. The undersigned became aware of the exchange offer and the common stock or OP units were offered to the undersigned solely by means of the Exchange Offer Statement and by direct contact between the undersigned and the Company. The undersigned did not become aware of exchange offer, nor were the common stock or OP units offered to the undersigned by any other means, including, in each case, by any form of general solicitation or general advertising. The undersigned understands and agrees that the common stock or OP units offered pursuant to the Exchange Offer Statement are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

16.          The undersigned is aware that there are substantial risks incident to the exchange offer, including those summarized under “Risk Factors” in the Exchange Offer Statement.

17.          Alone, or together with any professional advisor(s), the undersigned has adequately analyzed the risks of the exchange offer and determined that the common stock or OP units are a suitable investment for the undersigned. The undersigned has such knowledge in financial and business matters as to be capable of evaluating the merits and risks of an investment in the common stock or OP units, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision, and the undersigned and any account for which the undersigned is acting is able to bear the economic risk of such investment and can afford a complete loss of such investment.

18.          The execution, delivery and performance by the undersigned of this Form is within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Form is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same, or, if the undersigned is not an individual, the signatory has been duly authorized to execute the same, and this Form constitutes a legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.

19.          The undersigned (if a natural person), is at least 21 years of age and the undersigned and has adequate means of providing for all his or her current and foreseeable needs and personal contingencies and has no need for liquidity in this investment, and if the undersigned is an unincorporated association, all of its members who are “U.S. persons” within the meaning of Regulation S under the Securities Act are at least 21 years of age.

20.          The undersigned (check applicable box):

☐            is:

☐            is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

21.          The undersigned represents and warrants that no person or entity controlling, controlled by or under common control with the undersigned, nor any person or entity having a beneficial interest in the undersigned, nor any other person or entity on whose behalf the undersigned is acting: (i) is a person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC); (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules or orders (categories (i) through (v) collectively, a “Prohibited Investor”). The undersigned agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. The undersigned consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the undersigned as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. If the undersigned is a financial institution that is subject to the PATRIOT Act, Public Law No. 107-56 (Oct. 26, 2001) (the “Patriot Act”), the undersigned represents that the undersigned has met all of the undersigned’s obligations under the Patriot Act. The undersigned acknowledges that if, following the investment in the Company by the undersigned, the Company reasonably believes that the undersigned is a Prohibited Investor or is otherwise engaged in suspicious activity or refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the undersigned to transfer the common stock or OP units. The undersigned further acknowledges that the undersigned will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

22.          Effective as of the date that this Form is executed, the undersigned hereby irrevocably (i) appoints ZAIS Group, LLC (for purposes of this Section 21, the “Agent”) as the undersigned’s attorney-in-fact and proxy of the undersigned, with full power of substitution, to execute the registration rights agreement, the partnership agreement of ZAIS Financial Partners, L.P. and all or any other instruments of transfer and/or other documents in the Agent’s discretion in relation to the Shares, OP units, Designated Interests and the exchange offer and to do all such other acts and things as may in the opinion of the Agent be necessary or expedient for the purpose of or in connection with, the undersigned’s participation in the exchange offer. The foregoing proxy and power may be exercised by the Agent or its designees acting alone.

23.          The undersigned agrees to indemnify and hold harmless the Company, its respective directors, executive officers and each other person, if any, who controls or is controlled by the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false, misleading or incomplete representation, declaration or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned in this Form or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction or (b) any action for securities law violations by the undersigned.

24.          Neither this Form nor any rights that may accrue to the undersigned hereunder may be transferred or assigned.

25.          The undersigned is aware and agrees that the Company did not make any representations, declarations or warranties to the undersigned regarding the Company the exchange offer.

26.          The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges and agrees that the Company may, in its sole discretion, require the undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, to redeem all or any of the Shares or OP units on not less than ten days’ prior notice.

27.          If the undersigned is a “U.S. person” for U.S. federal income tax purposes, the undersigned has completed, signed, dated and returned to the Company an Internal Revenue Service (IRS) Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. If the undersigned is not a “U.S. person” for U.S. federal income tax purposes, the undersigned has completed, signed, dated and returned to the Company an (i) IRS Form W-8BEN “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” (ii) IRS Form W-8EC1 “Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States,” (iii) IRS Form W-8EXP “Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding” or (iv) IRS Form W-8IMY “Certificate of Foreign Intermediary, Foreign Partnership, or Certain U.S. Branches for United States Tax Withholding,” as applicable, in accordance with the instructions accompanying the appropriate IRS Form.

28.          If the undersigned will retain OP units in the exchange offer (as opposed to exchanging such OP units for common stock), either (i) the undersigned is not a partnership, grantor trust or S corporation for U.S. federal income tax purposes (a “flow-through entity”); or (ii) the undersigned is such a “flow-through entity” and either: (A) more than 50% of the value of the undersigned is, and at all times will be, attributable to property other than the OP units; or (B) the undersigned was not formed for the principal purpose or as one of its principal purposes to permit the Operating Partnership to satisfy the 100 partner limitation of U.S. Treasury Regulation Section 1.7704-1(h)(1)(ii).

29.          The undersigned agrees to provide, and periodically update, at any time requested by the Company or the Operating Partnership, any information the Company or the Operating Partnership deem necessary to comply with any requirement imposed by Internal Revenue Code Sections 1471 – 1474 and the Treasury Regulations and other guidance issued thereunder, and take any other actions required by such provisions, in order to reduce or eliminate withholding taxes. The undersigned Subscriber agrees to promptly notify the Company and the Operating Partnership, as applicable, of any changes in the information described above. The undersigned acknowledges that if it fails to comply with the above requirements on a timely basis, it may be subject to a 30% U.S. federal withholding tax on (1) U.S. source dividends, interest and certain other income and (2) gross proceeds from the sale or other disposition of U.S. stocks, debt instruments and certain other assets.

30.          The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to participate in the exchange offer, and may request from time to time such information as the Company may deem necessary to determine the eligibility of the undersigned to hold the common stock or OP units or to enable the Company to determine the Company’s compliance with applicable regulatory requirements or tax status, and the undersigned shall provide such information as may reasonably be requested.

31.          The undersigned acknowledges that the Company and others will rely on the certifications, acknowledgments, understandings, agreements, representations and warranties contained in this Form. The undersigned agrees to promptly notify the Company of any change in the certifications, acknowledgments, understandings, agreements, representations and warranties set forth herein. The undersigned agrees that each purchase by the undersigned of securities of the Company from or through the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase.

32.          The Company is entitled to rely upon this Form and is irrevocably authorized to produce this Form or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

33.          If any provision of this Form is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof, and to this extent the provisions hereof, shall be severable.

34.          This Form shall be binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned.

THIS FORM SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

PLEASE CONFIRM THAT YOU HAVE COMPLETED RESPONSES TO QUESTIONS 3, 4, 7, 8 AND 20.

☐            YES        ☐            NO

IRREVOCABLE EXCHANGE AND SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE

(This signature page must be signed in duplicate by the Existing Holder)

The undersigned Existing Holder, desiring to participate in the exchange offer hereby agrees to all of the terms and provisions of this Form and agrees that such Existing Holder is bound by all such terms and provisions.

Please sign your name below exactly in the same manner as the name(s) in which ownership of the Existing Holder’s Interest is registered. When the Existing Holder’s interest is held by two or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The Existing Holder has executed this Form as of this     day of                 , 2011.

EXISTING HOLDER:

Signature

Name (Please Print)

Address:*

Street Address (Please Print)

City, State, Zip Code (Please Print)

Country (Please Print)

Original contributed capital $                . (Please insert the original contributed capital)

Existing Holder’s Interests currently held in the Partnership Funds $                . (Please insert the existing Interests held in the Partnership Funds)

Distributions received $                since the initial date of investment in the Partnership Fund. (Please insert the distributions received to date)

Designated Interests                %. (Please insert the percentage of your existing Interests that you wish to exchange)

I would like to receive (check applicable box):

☐          common stock

☐          OP units

in exchange for my Designated Interests.

*                 With respect to an Existing Holder who is a natural person, please provide the address of your residence. With respect to an Existing Holder which is an entity, please provide the address of your place of business (or, if there is more than one place of business, the chief executive office). With respect to each natural person who is the trustee of an Existing Holder that is a trust, please provide the address of your residence and place of business (or, if there is more than one place of business, the chief executive office). With respect to the Existing Holder that is a trust with an Entity trustee, please provide the information requested of an Entity.

SECOND COPY

IRREVOCABLE EXCHANGE AND SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE

(This signature page must be signed in duplicate by the Existing Holder)

The undersigned Existing Holder, desiring to participate in the exchange offer hereby agrees to all of the terms and provisions of this Form and agrees that such Existing Holder is bound by all such terms and provisions.

Please sign your name below exactly in the same manner as the name(s) in which ownership of the Existing Holder’s Interest is registered. When the Existing Holder’s Interest is held by two or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The Existing Holder has executed this Form as of this        day of             , 2011.

EXISTING HOLDER:

Signature

Name (Please Print)

Address:*

Street Address (Please Print)

City, State, Zip Code (Please Print)

Country (Please Print)

Original contributed capital $                  . (Please insert the original contributed capital)

Existing Holder’s Interests currently held in the Partnership Funds $                  . (Please insert the existing Interests held in the Partnership Funds)

Distributions received $                  since the initial date of investment in the Partnership Fund. (Please insert the distributions received to date)

Designated Interests                  %. (Please insert the percentage of your existing Interests that you wish to exchange)

I would like to receive (check applicable box):

☐          common stock

☐          OP units

in exchange for my Designated Interests.

*                 With respect to an Existing Holder who is a natural person, please provide the address of your residence. With respect to an Existing Holder which is an entity, please provide the address of your place of business (or, if there is more than one place of business, the chief executive office). With respect to each natural person who is the trustee of an Existing Holder that is a trust, please provide the address of your residence and place of business (or, if there is more than one place of business, the chief executive office). With respect to the Existing Holder that is a trust with an Entity trustee, please provide the information requested of an Entity.

Agreed and Accepted as of this        day of            , 2011.

ZAIS Financial Corp.,

a Maryland corporation

By:
Name:
Title: